                                                                    EXHIBIT 10.4

                     MODIFICATION, AMENDMENT, AND INCREASE
                 OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

     THIS MODIFICATION, AMENDMENT, AND INCREASE OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "AMENDMENT") is entered into on January __, 1997, to be effective as of January 24, 1997, between PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, the "LENDERS"), BANK ONE, TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as Documentation Agent for the Lenders (in such capacity, together with its successors in such capacity, the "DOCUMENTATION AGENT").

                                R E C I T A L S
                                - - - - - - - -

     A. Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to the Credit Agreement (as increased, renewed, extended, modified, and amended from time-to-time, the "CREDIT AGREEMENT") dated as of October 17, 1996, providing for a $100,000,000.00 revolving line of credit.

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C.  Borrower has requested that (i) each Lender increase its Commitment,
(ii) the Lenders increase the Total Commitment, and (iii) the Administrative Agent, the Documentation Agent, and the Lenders modify certain other provisions contained in the Credit Agreement.

     D. The parties hereto desire to amend the Credit Agreement and certain other Loan Documents, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders, the Administrative Agent, and the Documentation Agent agree as follows:

     1.  AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) The definition of "Applicable Margin" in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "APPLICABLE MARGIN" means, at the time of determination thereof, the interest margin over the Base Rate or the Eurodollar Rate, as the case may be, based upon the Rating Requirement as follows:


       ======================================================================
                 RATING REQUIREMENT                   APPLICABLE MARGIN
       ======================================================================
        MOODY'S RATING     S & P RATING         BASE RATE       EURODOLLAR
                                                BORROWINGS      BORROWINGS
       ======================================================================
        Less than          Less than               0%              1.75%
        Baa3 or not        BBB- or not
        rated              rated
       ----------------------------------------------------------------------
        Baa3               BBB-                    0%              1.50%
       ----------------------------------------------------------------------
        Baa2 or            BBB or better           0%              1.25%
        better
       ======================================================================


     (b) The definition of "Pay Rate Constant" in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "PAY RATE CONSTANT" means, as of any date, a variable Constant Annual Percentage utilizing (a) a rate of interest equal to the greater of (i) the Base Rate plus the Applicable Margin as of such date, or (ii) the Eurodollar Rate for an Interest Period of one (1) month plus the Applicable Margin as of such date, and (b) a twenty-five (25) year amortization.

     (c) SECTION 3.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         (a) The Principal Debt shall be evidenced by the Notes, which Notes shall be payable to the Lenders in the aggregate stated principal amount of the Total Commitment.

     (d) SECTION 3.19(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         (C)  COMMITMENT FEES.

              (i) Borrower shall pay to the Administrative Agent, for the account of the Lenders, the commitment fees described in the letter agreement or agreements between Borrower, the Administrative Agent, and the Lenders.

              (ii) Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, a commitment fee equal to the sum of the amounts obtained by multiplying the average daily Unused Commitment set forth below times the applicable percentage set forth opposite such portion below:

     =========================================================================
           UNUSED COMMITMENTS                APPLICABLE PERCENTAGE PER ANNUM
     =========================================================================
      $0.00 through $74,999,999.99                     0.125%
     -------------------------------------------------------------------------
      Equal to or greater than $75,000,000.00           0.25%
     =========================================================================

         Such commitment fee shall be due and payable in arrears on the first
         (1st) day of each April, July, October, and January during the term hereof, commencing on April 1, 1997, and on the Termination Date, based upon the Unused Commitment for each day during the quarter ending on such date. Solely for purposes of this SECTION 3.19(c), "ratable" means, for any calculation period, with respect to any Lender, the proportion that (A) the average daily unused Commitment of such Lender during the period bears to (B) the aggregate amount of the average daily unused Total Commitment during the period.

     (e) SECTION 9.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          9.1 MINIMUM TANGIBLE NET WORTH. As of any date, Tangible Net Worth to be less than the sum of (i) $275,000,000.00, and (ii) eighty percent (80%) of the amount of net cash proceeds of any equity issuances of Borrower or Guarantor, as the case may be, subsequent to the IPO.

     (f) SECTION 13.11(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         (E) Until March 31, 1997, each Agent shall identify and solicit prospective Purchasers or Participants to be assignees of or participants in the Rights and obligations of each Agent under this Agreement (in such capacity, "SYNDICATING LENDERS") in an amount of up to $100,000,000.00. During such period, the Syndicating Lenders shall (i) not solicit or enter into any such assignment or participation except as provided in this
     SECTION 13.11(e), and (ii) refer each prospective Purchaser or Participant that expresses an interest in purchasing or acquiring any such assignment or participation to the other Syndicating Lender. Each Syndicating Lender, upon identifying any prospective Purchaser or Participant desiring to be an assignee of or participant in any portion of the Rights and obligations of the Syndicating Lenders under this Agreement, shall deliver written notice to the other Syndicating Lender of the terms of such transaction ("PROPOSED SYNDICATION TRANSACTION"). Each Syndicating Lender shall have the right to participate in such Proposed Syndication Transaction on the terms set forth in such notice by so notifying the other Syndicating Lender within five (5) days of receiving such notice. The assignment or participation effected by such Proposed Syndication Transaction shall be allotted equally to each participating Syndicating Lender. Notwithstanding anything contained to the contrary in SECTION 13.11(c), the aggregate assignments to a Purchaser by the Syndicating Lenders shall be in an aggregate amount of not less $15,000,000.00 or a greater integral multiple of $1,000,000.00.

     (g) SCHEDULE 1 to the Credit Agreement is hereby deleted in its entirety and replaced with SCHEDULE 1 attached hereto.

     (h) SCHEDULE 2 to the Credit Agreement is hereby deleted in its entirety and replaced with SCHEDULE 2 attached hereto.

     2.  AMENDMENTS TO OTHER LOAN DOCUMENTS.

     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified, amended, and increased hereby, and as may, from time- to-time, be further amended, modified, extended, renewed, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Administrative Agent, the Documentation Agent, or the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent, the Documentation Agent, and the Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     4. REPRESENTATIONS. Borrower represents and warrants to the Administrative Agent, the Documentation Agent, and the Lenders that as of the date of this Amendment: (a) the Amendment Documents (defined below) have been duly authorized, executed, and delivered by Borrower and each of the other Companies that are parties to the Amendment Documents; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or the other Companies of the Amendment Documents to which they are a party, other than recordation of the Amendment Documents described in ITEM 4 of EXHIBIT A; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and the other Companies that are parties to the Amendment Documents and are enforceable against Borrower and the other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and the other Companies to which they are a party of the Amendment Documents do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which Borrower or any other Company is a party thereto or by which Borrower or any other Company is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to the Amendment Documents, no Potential Default or Default exists.

     5. CONDITIONS. This Amendment and the other Amendment Documents shall not be effective unless and until:

     (a) the Agents shall have received the documents set forth on EXHIBIT A attached hereto (the "AMENDMENT DOCUMENTS"), in form and substance acceptable to the Agents;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

     (c) both before and after giving effect to this Amendment, no Potential Default or Default exists.

     6. CONTINUED EFFECT. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     8. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     9. PARTIES. This Amendment binds and inures to Borrower, the Administrative Agent, the Documentation Agent, and the Lenders and their respective successors and permitted assigns.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                          SIGNATURE PAGES TO FOLLOW.]

            SIGNATURE PAGE TO MODIFICATION, AMENDMENT, AND INCREASE
                 OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN

     EXECUTED as of the day and year first mentioned.


                                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,

                                a Delaware limited partnership,
                                as Borrower

                                By:  PRENTISS PROPERTIES I, INC.,
                                     General Partner


                                     By:
                                        ----------------------------------------
                                        Mark R. Doran
                                        Executive Vice President

            SIGNATURE PAGE TO MODIFICATION, AMENDMENT, AND INCREASE
                 OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN



                                BANK ONE, TEXAS, N.A.,
                                as the Administrative Agent and a Lender


                                By:
                                   ---------------------------------------------
                                   Roderick Washington
                                   Vice President

            SIGNATURE PAGE TO MODIFICATION, AMENDMENT, AND INCREASE
                 OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN


                                NATIONSBANK OF TEXAS, N.A.,
                                as the Documentation Agent and a Lender


                                By:
                                   ---------------------------------------------
                                   John B. Lamb
                                   Senior Vice President

     To induce the Administrative Agent, the Documentation Agent, and the Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment Documents' execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Administrative Agent or the Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment Documents and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Administrative Agent, the Documentation Agent, and the Lenders may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent, the Documentation Agent, and the Lenders and their respective successors and permitted assigns.


                         PRENTISS PROPERTIES TRUST, a Maryland real estate investment trust


                         By:
                            ----------------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                         PL PROPERTIES ASSOCIATES, L.P., a Delaware limited partnership

                         By: PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership, General Partner

                              By:  PRENTISS PROPERTIES I, INC., a Delaware
                                    corporation, General Partner


                                    By:
                                       -----------------------------------------
                                       Mark R. Doran
                                       Executive Vice President



                         WESTERN AVENUE ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

                         By: PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership, General Partner

                              By:  PRENTISS PROPERTIES I, INC., a Delaware
                                    corporation, General Partner


                                    By:
                                       -----------------------------------------
                                       Mark R. Doran
                                       Executive Vice President



                         RUN DEEP LIMITED PARTNERSHIP, a Maryland limited partnership

                         By: PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership, General Partner

                              By:  PRENTISS PROPERTIES I, INC., a Delaware
                                    corporation, General Partner


                                    By:
                                       -----------------------------------------
                                       Mark R. Doran
                                       Executive Vice President


                         RIVERSIDE INVESTORS, a Maryland general partnership

                         By: PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership, General Partner

                              By:  PRENTISS PROPERTIES I, INC., a Delaware
                                    corporation, General Partner


                                    By:
                                       -----------------------------------------
                                       Mark R. Doran
                                       Executive Vice President


                         PRENTISS O'HARE ILLINOIS, INC., an Illinois corporation


                         By:
                            ----------------------------------------------------
                            Mark R. Doran
                            Executive Vice President

                                   EXHIBIT A

                          LIST OF AMENDMENT DOCUMENTS

1.   This Amendment.

2. A Note executed by Borrower and payable to the order of Bank One, Texas, N.A. in the original principal amount of $75,000,000.00, which note shall be in modification, increase, and substitution of the Note delivered pursuant to the Credit Agreement.

3. A Note executed by Borrower and payable to the order of NationsBank of Texas, N.A. in the original principal amount of $75,000,000.00, which note shall be in modification, increase, and substitution of the Note delivered pursuant to the Credit Agreement.

4.   Amendments to the Collateral Documents covering each of the following
     Projects:


                            -----------------------
                                    PROJECT
                            -----------------------
                                 C-2 Park West
                                    (Texas)
                            -----------------------
                              5307 E. Mockingbird
                                    (Texas)
                            -----------------------
                               Cottonwood Office
                                    (Texas)
                            -----------------------
                               Plaza on Bachman
                                    (Texas)
                            -----------------------
                                 Nicholson III
                                    (Texas)
                            -----------------------
                               13425 Branchview
                                    (Texas)
                            -----------------------
                                 1002 Avenue T
                                    (Texas)
                            -----------------------
                                 1025 Vantage
                                    (Texas)
                            -----------------------
                                   West Loop
                                    (Texas)
                            -----------------------
                              8521 Leesburg Pike
                                  (Virginia)
                            -----------------------
                            Cumberland Office Park
                                   (Georgia)
                            -----------------------
                                 1329 Western
                                  (Maryland)
                            -----------------------
                                 4611 Mercedes
                                  (Maryland)
                            -----------------------
                                8869 Greenwood
                                  (Maryland)
                            -----------------------
                                   Deep Run
                                  (Maryland)
                            -----------------------

5. Endorsements (or other arrangements acceptable to the Administrative Agent and the Documentation Agent) to each Mortgagee Policy of Title Insurance issued with respect to the Projects listed above.

6.   Officer's Certificate of Prentiss Properties I, Inc. ("PPI") certifying the
     (a) constituent documents and resolutions of PPI, (b) constituent documents of Borrower, (c) constituent documents of each other Company (including PL Properties, L.P., Riverside Investors, Western Avenue Associates Limited Partnership, Run Deep Limited Partnership, and Prentiss O'Hare Illinois, Inc.), and (d) the incumbency of officers of PPI.

7. Officer's Certificate of Prentiss Properties Trust certifying the (a) constituent documents and resolutions of Prentiss Properties Trust, and (b) the incumbency of officers of Prentiss Properties Trust.

8. Certificates of Existence and Good Standing of Borrower issued by the Delaware Secretary of State.

9. Opinions of the Companies' Texas, Maryland, Georgia, Virginia, and Illinois counsel.

10. Such other information or documents as may be reasonably required by Lender.

                                 SCHEDULE 1

            PARTIES, ADDRESSES, COMMITMENTS AND WIRING INFORMATION

================================================================================
                BORROWER
================================================================================
Prentiss Properties Acquisition
 Partners, L.P.
3890 W. Northwest Highway, Suite 400
Dallas, Texas  75220
Attention:  Mr. Michael V. Prentiss /
 Mr. Mark Doran

With a Copy to:

Akin, Gump, Strauss, Hauer & Feld,
 L.L.P.
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201-4675
Attention:  Randall M. Ratner, Esq.
================================================================================
          ADMINISTRATIVE AGENT
================================================================================
Bank One, Texas, N.A.
1717 Main Street
Dallas, Texas 75201
Attention:  Mr. Roderick Washington
            Vice President
Fax:      (214) 290-2275

Wiring Instructions:
Bank One, Texas, N.A.
ABA No. 111000614
Reference:  Prentiss Properties
            Acquisition Partners, L.P.
Attention: Ms. Elaine Smith
          (214)  290-2675
================================================================================
          DOCUMENTATION AGENT
================================================================================
NationsBank of Texas, N.A.
901 Main Street, 51st Floor
Dallas, Texas  75283-1000

Attn:    Mr. Robert H. Shore
         Assistant Vice President
Fax:  (214) 508-1571

Wiring Instructions:
NationsBank of Texas, N.A.
ABA # 111000025
Corporate Loans FTA 129-2000-883
Reference:  Prentiss Properties
            Acquisition Partners, L.P.
Attention: Betty Bowers (214) 508-1552
================================================================================

================================================================================
                                                           Pro Rata Part of the
                LENDERS                     Commitment          Commitments
================================================================================
Bank One, Texas, N.A.                     $75,000,000.00            50%
1717 Main Street
Dallas, Texas 75201
Attention: Mr. Roderick Washington
           Vice President
Fax:       (214) 290-2275

Wiring Instructions:
Bank One, Texas, N.A.
ABA No. 111000614
Reference:  Prentiss Properties
            Acquisition Partners, L.P.
Attention: Ms. Elaine Smith
           (214) 290-2675
--------------------------------------------------------------------------------
NationsBank of Texas, N.A.                $75,000,000.00            50%
901 Main Street, 51st Floor
P.O. Box 831000
Dallas, Texas 75283-1000

Attn:  Mr. Robert H. Shore
       Assistant Vice President
Fax:   (214) 508-1571

Wiring Instructions:
NationsBank of Texas, N.A.
ABA # 111000025
Corporate Loans FTA 129-2000-883
Reference:  Prentiss Properties
            Acquisition Partners, L.P.
Attention: Betty Bowers (214) 508-1552
================================================================================
Total Commitments                          $150,000,000            100%
================================================================================


                                  SCHEDULE 2

                     PROJECTS ADMITTED INTO BORROWING BASE

                            AS OF JANUARY 24, 1997


         -------------------------------------------------------------
            PROJECT                   APPROVED COST  SQUARE FOOTAGE
         -------------------------------------------------------------
            C-2 Park West               $45,000,000         344,216
            (Texas)
         -------------------------------------------------------------
            5307 E. Mockingbird         $ 4,500,000         118,945
            (Texas)
         -------------------------------------------------------------
            Cottonwood Office           $11,250,000         164,111
            (Texas)
         -------------------------------------------------------------
            Plaza on Bachman            $10,000,000         125,903
            (Texas)
         -------------------------------------------------------------
            Nicholson III               $ 2,500,000         155,712
            (Texas)
         -------------------------------------------------------------
            13425 Branchview            $ 2,050,000         121,250
            (Texas)
         -------------------------------------------------------------
            1002 Avenue T               $ 2,125,000         100,000
            (Texas)
         -------------------------------------------------------------
            1025 Vantage                $ 1,200,000          50,000
            (Texas)
         -------------------------------------------------------------
            West Loop                   $ 3,250,000          75,231
            (Texas)
         -------------------------------------------------------------
            8521 Leesburg Pike          $ 8,000,000         145,257
            (Virginia)
         -------------------------------------------------------------
            Cumberland Office Park      $22,700,000         530,198
            (Georgia)
         -------------------------------------------------------------
            1329 Western                $ 5,750,000         185,600
            (Maryland)
         -------------------------------------------------------------
            4611 Mercedes               $ 5,429,000         128,133
            (Maryland)
         -------------------------------------------------------------
            8869 Greenwood              $ 2,050,000          89,582
            (Maryland)
         -------------------------------------------------------------
            Deep Run                    $ 5,400,000         169,112
            (Maryland)
         -------------------------------------------------------------
            1717 Deerfield              $21,550,000         137,904
            (Illinois)
         -------------------------------------------------------------
            O'Hare Plaza II             $25,520,000         232,943
         -------------------------------------------------------------
            9080 Junction               $ 4,500,000         108,350
         -------------------------------------------------------------